Q2 2021 Earnings July 14, 2021 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base fees include investment advisory and administration fees. Base fees and securities lending revenue and AUM by region data are based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $9.5 trillion at June 30, 2021 Q2 2021 Base Fees and Securities Lending Revenue of $3.757 billion and Sec. Lending and Sec. Lending and Sec. Lending and Sec. Lending

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. LTM organic base fee growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. 2 2% 3% 4% 2% 0% 0% 0% 2% 1% 0% 0% 3% 2% 4% 6% 10% 18% 16% ETFs 10% 10% 11% 9% 9% 9% 8% 13% 12% 4% 5% 7% 6% 5% 6% 5% 8% 7% 2% 3% 5% 4% 5% 7% 7% 14% 13% $14 $(80) $(2)

Profitability ($ in millions, except per share data) For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Capital management (amounts in millions, except per share data) Amount includes a $1.1 billion repurchase from PNC that closed on May 15, 2020. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted-average diluted shares Share repurchases Weighted-average diluted shares 4 (1)

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5

Quarterly revenue ($ in millions) $1,172 $422 Q2 2021 compared to Q2 2020 Q2 2021 compared to Q1 2021 6

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) 7

Quarterly expense, as adjusted ($ in millions) $647 $36 Q2 2021 compared to Q2 2020 Q2 2021 compared to Q1 2021 8 Amounts exclude product launch costs and commissions incurred in Q1 2021, which are presented separately.

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to the charitable contribution of BlackRock‘s remaining 20% stake in PennyMac Financial Services, Inc. and noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 9

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its continued impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) terrorist activities, civil unrest, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (18) the ability to attract and retain highly talented professionals; (19) fluctuations in the carrying value of BlackRock’s economic investments; (20) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (21) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (22) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (23) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (24) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (25) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (26) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated July 14, 2021, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 10